Exhibit 99.1

SilverSun Technologies Announces Stock Buyback Program

EAST HANOVER, NJ, Oct. 10, 2019 (GLOBE NEWSWIRE) -- via NEWMEDIAWIRE -- SilverSun Technologies, Inc. (NASDAQ: SSNT), a national provider of transformational business technology solutions and services, today announced that its Board of Directors has authorized a new stock repurchase program, under which the Company may repurchase up to $2 million of its outstanding common stock.

Under this new stock repurchase program, SilverSun may repurchase shares in accordance with all applicable securities laws and regulations, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The extent to which SilverSun repurchases its shares, and the timing of such repurchases, will depend upon a variety of factors, including market conditions, regulatory requirements and other corporate considerations, as determined by SilverSun’s management.

The repurchase program may be extended, suspended or discontinued at any time. The Company expects to finance the program from existing cash resources.

“We believe that SilverSun’s stock does not reflect SilverSun’s growth prospects,” said Mark Meller, SilverSun’s Chairman and Chief Executive Officer. “This new stock repurchase program provides the Company with an opportunity to provide enhanced liquidity to shareholders and to increase shareholder value.”

About SilverSun Technologies, Inc.

We are a business application, technology and consulting company providing strategies and solutions to meet our clients’ information, technology and business management needs. Our services and technologies enable customers to manage, protect and monetize their enterprise assets whether on-premise or in the “Cloud”. As a value-added reseller of business application software, we offer solutions for accounting and business management, financial reporting, Enterprise Resource Planning (“ERP”), Warehouse Management Systems (“WMS”), Customer Relationship Management (“CRM”), and Business Intelligence (“BI”). Additionally, we have our own development staff building software solutions for Electronic Data Interchange (“EDI”), time and billing, and various ERP enhancements. Our value-added services focus on consulting and professional services, specialized programming, training, and technical support. We have a dedicated network services practice that provides managed services, cybersecurity, application hosting, disaster recovery, business continuity, cloud and other services. Our customers are nationwide, with concentrations in the New York/New Jersey metropolitan area, Chicago, Arizona, Southern California, North Carolina, Washington and Oregon.

Forward-Looking Statements

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things our plans, strategies and prospects -- both business and financial. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Many of the forward-looking statements contained in this news release may be identified by the use of forward-looking words such as "believe," "expect," "anticipate," "should," "planned," "will," "may," "intend," "estimated," and "potential," among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this news release include market conditions and those set forth in reports or documents that we file from time to time with the United States Securities and Exchange Commission. All forward-looking statements attributable to SilverSun Technologies, Inc. or a person acting on its behalf are expressly qualified in their entirety by this cautionary language.

Contact:

Mark Meller

SilverSun Technologies, Inc.

973-758-6108

meller@silversuntech.com

Source: SilverSun Technologies, Inc.